EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form
10-K into Indiana Gas Company, Inc.'s previously filed
Registration Statement File No. 33-54820.



/s/Arthur Andersen LLP
ARTHUR ANDERSEN LLP

Indianapolis, Indiana
December 20, 1995